                                                                   EXHIBIT 10.45

                                                                 1ST COUNTERPART




                   C O O P E R A T I O N   A N D   S A L E S
                               A G R E E M E N T


entered into by and between

      RESOUND-VIENNATONE HORTECHNOLOGIE GMBH
      A-1164 Vienna, Frobelgasse 26 - 32

      - hereinafter referred to as "ReSound-Viennatone" or the "Seller" -

and

      1.    AMPLIFON INTERNATIONAL N.V.
            NL-1082 LD Amsterdam, A.J. Ernstraat 595H, "De Gelder", 7th Floor,

      2     AMPLIFON S.P.A.
            I-20141 Milano, Via Ripamonti, 133

      - hereinafter jointly referred to as the "Buyers" -

(Buyers and Seller being collectively referred to as the "Parties")


--------------------------------------------------------------------------------
                               VERSION 27.11.1998

                                    PREAMBLE

        WHEREAS Amplifon International N.V. has acquired the Austrian Retail business of ReSound-Viennatone, ReSound-Viennatone and the Buyers hereby agree to cooperate in marketing and sales of Hearing Instruments and accessories of both, ReSound and Viennatone products.

                                    SECTION 1
                                 PRODUCTS - TERM

        (1) This Sales Agreement relates to Hearing Instruments, Accessories and related collaterals of products of the brands ReSound and Viennatone (hereinafter referred to as the "Products") to be sold by the Buyers Retail Network.

        (2) This Agreement is entered into for a period of 3 years with regard to markets excluding Austria and for a period of 5 years with regard to the Austrian market.

                                    SECTION 2
                                MINIMUM PURCHASE

I. MARKETS OUTSIDE OF AUSTRIA

        (1) The Buyers undertakes to purchase from the Seller for a period of 3 years the following unit volume of ReSound - Viennatone Hearing Instruments at agreed prices (set out in Enclosure ./1) beginning on January 1, 1999:


                 1st year               11.000 units
                 2nd year               13.500 units
                 3rd year               15.500 units
                 TOTAL                  40.000 units


--------------------------------------------------------------------------------
                               VERSION 27.11.1998

        (2) The anticipated product mix is defined in Enclosure ./2.

        (3) For each unit not purchased by the Buyers in the 3 years period, the Buyers have to pay a penalty to the Seller equal to DM 60,-- per unit not purchased. Any additional damages whatsoever shall be expressly excluded.

        (4) The parties will verify every 12 months the number of units purchased by the Buyers. Deviations from the agreed purchase plan will be computed by both parties at the end of each year.

        (5) The Buyers accept - at their discretion - to pay the penalty over the subsequent year either as extra hearing aids purchase price or as 12 equal monthly instalments.

        (6) At the end of the last period a final adjustment will be computed based on the total sales commitment of the Buyers of 40.000 units of Hearing Instruments for the 3-years-period and liquidated as per the yearly ones.

II. AUSTRIAN MARKET

        (7) The Buyers undertake to purchase for their Austrian Retail Operation at least the following percentage of total units to be sold in the Austrian market by the Austrian Retail Operation of the Buyers:


                 1st year as of January 99: 80 %
                 2nd year as of January 99: 70 %
                 3rd year as of January 99: 60 %
                 4th year as of January 99: 50 %
                 5th year as of January 99: 50 %.


--------------------------------------------------------------------------------
                               VERSION 27.11.1998

        (8) The prices for the products to be purchased from ReSound-Viennatone are defined in Enclosure ./1.

        (9) Any orders of group companies of the Buyers, which are operating in single markets in Austria as well as outside of Austria, shall be considered to be effected by the Buyers.

                                    SECTION 3
                  TECHNICAL AND COMPETITIVE STANDARD - WARRANTY

        (1) With regard to product technology, quality, ease of repair, performance and software of the Hearing Instruments the Seller warrants that the products delivered are new, unused when delivered, free from defects in materials and workmanship during the warranty period of 13 months from the date of delivery and competitive in the applicable product group.

        (2) Absence of errors and malfunctions in software is not warranted per se. However, the Seller undertakes to remedy errors and malfunctions discovered in software during a period of 90 days from the date the software is used by the Seller for the first time.

        (3) This warranty shall not cover defects caused by inappropriate handling by third parties, in particular the end customers.

        (4) Defective parts shall either be repaired free of charge, or, where necessary, exchanged for non-defective parts, free of charges as ReSound-Viennatone so chooses, taking account of the specific defect in each individual case.

                                    SECTION 4
                            EFFECTIVE DATE - DURATION

        This Sales Agreement becomes effective on January 1, 1999 and shall end without any prior notice required,


--------------------------------------------------------------------------------
                               VERSION 27.11.1998

        *       after 3 years with regard to markets outside of Austria, and

        * after 5 years concerning products to be purchased for Retail Operation by "Viennatone Horgerate"
                Bundeslander-Vertriebsgesellschaft m.b.H. in the Austrian market.

                                    SECTION 5
                                   LITIGATION

        The parties hereby agree that for any dispute arising out of the sole performance of this Agreement and up to ATS 1,000.000,-- the courts of Vienna competent for the first district shall have exclusive jurisdiction. Any other dispute (for example regarding the validity, the existence of the present Agreement or its relationship with other Agreements) shall be finally settled under the Rules of Arbitration of the International Chamber of Commerce by three arbitrators appointed in accordance with said Rules. The place of arbitration shall be Vienna, Austria. The language to be used in the arbitral proceeding shall be English.

                                    SECTION 6
                                FINAL PROVISIONS

        (1) Neither party shall assign or transfer to any third party this Agreement, without the prior written consent of the other party. Such consent shall not be unreasonably withheld in case of assignment to an affiliate of the assigning party, on the condition that the assigning party shall remain fully responsible towards the other party for the proper fulfilment of this Agreement.

        (2) Each party shall pay its own costs including legal and accountants' fees, in connection with the negotiation and preparation of this Agreement and the consummation of all the transactions contemplated hereby and thereby.


--------------------------------------------------------------------------------
                               VERSION 27.11.1998

        (3) The Enclosures attached hereto constitute an integrated part of the Agreement.

        (4) This Agreement is executed in 2 counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement in Munich on November 28, 1998.


        On behalf of                               On behalf of
ReSound-Viennatone Hortechnologie GmbH       Amplifon International N.V.




          /s/ Heinz Ruch                       /s/ Alessandro Agostino Chiono
-------------------------------              -----------------------------------
           (Heinz Ruch)                        (Alessandro Agostino Chiono)
                                               by Special Power of Attorney
                                          a copy of which is herewith enclosed
                                                     as Enclosure ./3



                                                       On behalf of
                                                     Amplifon S.p.A.


                                             /s/ Alessandro Baldissera Pacchetti
                                             -----------------------------------
                                              (Alessandro Baldissera Pacchetti)


--------------------------------------------------------------------------------
                               VERSION 27.11.1998

List of Enclosures:

-     Enclosure ./1: Purchases Prices for Amplifon

-     Enclosure ./2: ReSound-Viennatone Products
                     (Unit Sales p.a. per Product Group)

-     Enclosure ./3: Copy of Special Power of Attorney


--------------------------------------------------------------------------------
                               VERSION 27.11.1998